UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-14989	25-1723342
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700			15219
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PR A	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2021, WESCO International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2021 Annual Meeting”) at which the Company’s stockholders approved the WESCO International, Inc. 2021 Omnibus Incentive Plan (the “Plan”). The Plan had been previously approved by the Company’s Board of Directors (the “Board”) on March 30, 2021, subject to stockholder approval.

The Plan provides for discretionary awards of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, other stock-based awards, and cash awards to selected employees, non-employee directors, and consultants.

The material terms of the Plan are as follows: the Plan is administered by the compensation committee of the Board (the “Committee); the number of shares of common stock that may be issued under the Plan is 2,150,000 less any shares issued under the WESCO International, Inc. 1999 Long-Term Incentive Plan, as amended and restated, after March 31, 2021 and until the 2021 Annual Meeting; shares delivered by participants or withheld by the Company to pay all or a portion of the exercise price with respect to stock option or SAR awards or withholding taxes with respect to any stock option or SAR awards will not again be available for issuance; if any award granted under the Plan is forfeited, terminates, expires or lapses instead of being exercised, or any award if settled for cash, the shares subject to such award will again be available for grant under the Plan; shares delivered by participants or withheld by the Company to satisfy applicable tax withholding obligations with respect to a full-value award (i.e., restricted shares or restricted stock units) will again be available for grant under the Plan.

The Committee may grant awards under the Plan until May 27, 2031, unless terminated earlier by the Board. The Committee may provide that any award granted under the Plan be subject to the attainment of performance goals established by the Committee.

The Plan is filed herewith as Exhibit 10.1. The material features of the Plan are described further in the Company’s definitive proxy statement for the 2021 Annual Meeting filed on April 12, 2021 (the “Proxy Statement”).

On May 27, 2021, the Committee adopted for use under the Plan forms of (i) Restricted Stock Unit Award Agreement for employees; (ii) Restricted Stock Unit Award Agreement for non-employee directors; and (iii) Stock Appreciation Right Award Agreement. These form agreements are attached hereto as Exhibits 10.2, 10.3, and 10.4.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 27, 2021. A quorum was present at the meeting. The following proposals were submitted by the Board to a vote of the stockholders and the voting tabulations for each matter are as follows:

Proposal 1 – Election of Nine Director Nominees

The following nine Directors were nominated to serve for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2022 or until their successors are otherwise duly elected and qualified. The nine Directors were elected as Directors of the Company and the final results of the voting on the proposal were as follows:

Nominee	For	Withheld	Broker Non-Votes
John J. Engel	38,467,087	5,182,807	3,642,551
Matthew J. Espe	39,975,271	3,674,623	3,642,551
Bobby J. Griffin	37,463,643	6,186,251	3,642,551
John K. Morgan	39,375,527	4,274,367	3,642,551
Steven A. Raymund	39,683,114	3,966,780	3,642,551
James L. Singleton	39,401,709	4,248,185	3,642,551
Easwaran Sundaram	40,273,909	3,375,985	3,642,551
Laura K. Thompson	40,277,277	3,372,617	3,642,551
Lynn M. Utter	39,271,252	4,378,642	3,642,551

Proposal 2 – Advisory Approval of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory (non-binding) basis, the compensation of certain executive officers. There were 40,658,898 votes, or approximately 93% of the total number of votes cast, for this proposal with 2,910,236 votes against it. There were 80,760 abstentions and 3,642,551 broker non-votes.

Proposal 3 – Approval of the WESCO International, Inc. 2021 Omnibus Incentive Plan

The stockholders approved the Plan. There were 42,340,346 votes, or approximately 97% of the total number of votes cast, for this proposal with 1,286,012 votes against it. There were 23,536 abstentions and 3,642,551 broker non-votes.

Proposal 4 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. There were 46,686,024 votes, or approximately 99% of the total number of votes cast, for this proposal with 591,701 votes against it. There were 14,720 abstentions and no broker non-votes.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	WESCO International, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed on April 12, 2021.*
10.2	Form of WESCO International, Inc. 2021 Omnibus Incentive Plan Restricted Stock Unit Award Agreement (for employees).*
10.3	Form of WESCO International, Inc. 2021 Omnibus Incentive Plan Restricted Stock Unit Award Agreement (for non-employee directors).*
10.4	Form of WESCO International, Inc. 2021 Omnibus Incentive Plan Stock Appreciation Right Award Agreement*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

May 28, 2021	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer